SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  December 27, 1999


                                ACE SECURITIES CORP.
          (as Depositor under the Indenture, dated as of August 1, 1999, providing for the issuance of Ace Securities Corp. Home Loan Trust 1999-A Asset Backed Notes, Series 1999-A.


                    ACE SECURITIES CORP. HOME LOAN TRUST 1999-A
                        ASSET BACKED NOTES, SERIES 1999-A.
              (Exact name of Registrant as specified in its Charter)


                                        DELAWARE
                   (State or Other Jurisdiction of Incorporation)


                333-56213-03                             56-2088493
                (Commission File Number)                 (I.R.S. Employer
                                                         Identification No.)


                6525 MORRISON BOULEVARD, SUITE 318
                CHARLOTTE, NORTH CAROLINA                 28211
                (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (704) 365-0569


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of December 27, 1999.


                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., a part of the Deutsche Bank group not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Indenture dated as of August 1, 1999.


          Date:  January 12, 2000           By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX



          Document


          Monthly Remittance Statement to the Certificateholders dated as of December 27, 1999.






                              Ace Securities   1999-A
                              Asset Backed Notes
                              December 20, 1999 Distribution
                                 Contents
                                                            TABLE OF CONTENTS

>                                                                  Page
                                                                       1.  Cont
>ents                                                                1
                                                                       2.  Cert
>ificate Payment Report                                              2
                                                                       3.  Coll
>ection Account Report                                               4
                                                                       4.  Cred
>it Enhancement Report                                               7
                                                                       5.  Coll
>ateral Report                                                       8
                                                                       6.  Deli
>nquency Report                                                     11
                                                                       7.  REO
>Report                                                             12
                                                                       8.  Fore
>closure Report                                                     13
                                                                       9.  Prep
>ayment Report                                                      14
                                                                      10.  Prep
>ayment Detail Report                                               17
                                                                      11.  Real
>ized Loss Report                                                   21
                                                                      12.  Real
>ized Loss Detail Report                                            24
                                                                           Tota
>l Number of Pages
> 24
                                                            CONTACTS
                                                                            Adm
>inistrator:   Tiffany L. Campbell
                                                                            Dir
>ect Phone Number:   (714)247-6414
                                                                            Add
>ress:   Deutsche Bank

>              1761 E. St. Andrew Place, Santa Ana, CA 92705
                                                                            Web
> Site:   http://www-apps.gis.deutsche-bank.com/invr
                                                                            Fac
>tor Information:   (800) 735-7777
                                                                            Mai
>n Phone Number:   (714) 247-6000
               ISSUANCE INFORMATION
                              Seller:                       Ace Securities
>                                                         Cut-Off Date:
>     August 1, 1999
                              Certificate Insurer:          MBIA Insurance Corp
>oration                                                  Closing Date:
>      August 13, 1999
                              Servicer(s):                  GMAC      Master Se
>rvicer                                                   First Payment Date:
>  September 20, 1999
                              Underwriter(s):               Deutsche Banc Alex
>Brown                                                    Distribution Date:
>    December 20, 1999

>                                                         Record Date:
>      November 30, 1999

>                          Page 1 of 24
>          (c) COPYRIGHT 1999 Deutsche Bank
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP TOTAL
                                                                       4
                                                                issue_idperiod
>        t_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_
>3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                DB991A  199912
>        03.22E+08 2657354998313.9840823.1       1   10338      90      38
>28       1       0       0       0       0       0       0       0       0
>  0
                                                                DB991A  199911
>        020112338 2166402 121568722519.89       0     664      77      40
> 1       0       0       0       0       0       0       0       0       0
>  0
                                                                DB991A  199910
>        018438619 209975922508.1422533.51       0     622      71       1
> 1       0       0       0       0       0       0       0       0       0
>  0
                                                                DB991A  199909
>        0       0 613831642976.3822722.07       0       0     216       2
> 2       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 1
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 2
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 3
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 4
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

>
>                                         0                               0
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0 1945085293828.6297991.4601842.320468.24      62       8      11      2
>2       1       0       0       0       0       0       0       0       0
> 0       0 4496492     157       0       0 3159216     104       0      04.21E
>+08
       0 1773572285689.8379678.420468.24       0      56      11      14
>1       0       0       0       0       0       0       0       0       0
> 0       0 3404609     118       0       0 2459408      82       0      04.26E
>+08
       0 1273819310808.820468.24       0       0      42      11       1
>0       0       0       0       0       0       0       0       0       0
> 0       0 2144801      73       0       0 1605096      54       0      04.32E
>+08
       0817397.8       0       0       0       0      29       0       0
>0       0       0       0       0       0       0       0       0       0
> 0      0 6204015     220       0       0817397.8      29       0       04.38E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
                                                                     151
>0       0                                                         130.936
>                                                 0       0     0.01431619
                         251905817324966 2303545       034206.33     657
>0       1                                                             127
>                                          32969.27
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
4.16E+08   13562   13411       0 4201291888570.3       0       0     151
>0       0       056510.42206382.8553625255220780652207806     134128.6814
> 0       0       0       0       0       0       0       0    0.008797405
4.21E+08   13718   13562 1220863 3843692       0       034206.33     154
>0       1       0  25074315336.98548546655166170651661706     202     127
> 0       0       0       0       0       032969.27       0    0.008040548
4.26E+08   13901   13718268368.5 4760768 1012346       0       0     182
>0       0       0256597.9   13258532540805001581050015810     203     128
> 0       0       0       0       0       0       0       0    0.004985031
4.32E+08   14072   13901 1029827 4519215402629.2       0       0     170
>0       0       0222968.350607.41576566725437376454373764     206130.9358
> 0       0       0       0       0       0       0       0    0.014316189

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
     0.00202345        0.01436881       00.007603       0                   0.1
>32
                                                        0                   0.1
>23
                                         BankruptREO     Total   Total   Total
>
>           Total                   Total           Total
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM  12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
    0.002023452       0.010820857       00.007603       0  Dec-99415.53930.1316
>18                                                0.0121010.9878990.011513
>   0.0114520.1359220.129736        0.129096       0
    5.35386E-05       0.008094087       00.005847       0  Nov-99420.62920.1288
>49                                                0.0090540.9909460.011236
>   0.0112360.1034030.126808        0.126808       0
    5.29294E-05       0.005037961       0 0.00377       0  Oct-99425.72790.1233
>39                                                0.0133790.986621
>   0.0123260.149247                 0.13828       0
    5.26255E-05       0.014368814       00.001893       0  Sep-99431.7694 0.131
>72                                                0.0112710.988729
>   0.0112710.127172                0.127172       0
              0                 0       0       0       0
                                         BankruptREO     Fixed   Fixed   Fixed
>
>           Fixed                   Fixed           Fixed
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa1or 2 padel_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM  12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA

>
>                                  Printing Pages         Starting# Pages # Pag
>es
Total   Total
>
>                         1       1Contents                       1       1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity                      2       2Certificate Payment Repo       2       2
>  0
        5089.861       0       12.68E-05        2.01E-05       00.000321
> 0.000241                                        0.963835        0.963835
>                         3       3Collection Account Repor       4       3
>  0
        3843.6928.03E-05 0.999922.68E-05        2.68E-050.0009640.000321
> 0.000321                                0.9638350.963835        0.963835
>                         4       4Credit Enhancement Repor       7       1
        5773.114       0       1                       0       0
>        0
>                         5       5Collateral Report              8       3
>  0
        4921.845       0       1                       0       0
>        0
>                         6       6Delinquency Report            11       1
>  0

>
>                         7       7REO Report                    12       1

>
>                         8       8Foreclosure Report            13       1

>
>                         9       9Prepayment Report             14       3
>  0

>
>                        10      10Prepayment Detail Report      17       4

>
>                        11      11Realized Loss Report          21       3
>  0

>
>                        12      12Realized Loss Detail Rep      24       1

>
>                        13        Triggers, Adj. Rate Cert. and Mi       0

>
>                        14        Other Related Information              0

>
>                        15        Additional Certificate Report          0

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         24
Fixed   Fixed                                           Fixed
>         Fixed                           Fixed
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR 1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
# Pages Total # # Standard Pgs per Report
               1               1
       0       2       2       1
       0       3       3       1
               1       1       1
       0       3       3       1
       0       1       1       1
               1               1
               1               1
       0       3       3       1
               4               1
       0       3       3       1
               1               1
               0       1       0
               0               0
               0       1       0
               0               0
               0               0
              24